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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-15813



                       SUPPLEMENT DATED SEPTEMBER 30, 2003
                              TO THE PROSPECTUS OF
                       MORGAN STANLEY MARKET LEADER TRUST
                             DATED OCTOBER 30, 2002


         The first and second sentences of the first paragraph of the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" are hereby replaced by the following:

         The Fund will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes are established market leaders in growing industries and are positioned to generate strong earnings growth and free cash flow.

         The second paragraph of the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby deleted and replaced by the following:

         In deciding which securities to buy, hold or sell, the Investment Manager evaluates large capitalization companies and focuses on companies it believes have consistent or rising earning growth records, potential for strong free cash flow and compelling business strategy. In this regard, the Investment Manager studies company developments, including positive business momentum, dominant niche/industry position, management talent and financial results.


         The second paragraph of the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

         The Fund is managed within the Large Cap Growth Team. Current members of the team include William Auslander, Managing Director of the Investment Manager, and Jeffrey Alvino, Executive Director of the Investment Manager.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.